Borrowings	12 Months Ended
Dec. 31, 2025
Borrowings.
Borrowings

13. Borrowings

	December 31,	December 31,
	2025	2024

	(€ in thousands)
Innovation credit	2,899	2,899
Accrued interest on innovation credit	1,973	1,683
Total	4,872	4,582
Current portion	4,872	4,582
Total non-current portion	—	—

Innovation credit (“Innovatiekrediet”)

In December 2018, ProQR was awarded an Innovation credit for the sepofarsen program by the Rijksdienst voor Ondernemend Nederland (“RVO”). Amounts were drawn under this facility from 2018 through 2022. The credit of € 3,907,000 was used to conduct the Phase 2/3 clinical study and efforts to obtain regulatory and ethical market approval (New Drug Applications (“NDA”)/ Marketing Authorization Applications (“MAA”)) of sepofarsen for LCA10. In the fourth quarter of 2023, ProQR made a partial repayment of the principal, amounting to € 1,008,000. The remaining amount payable of € 2,899,000 is recognized under current borrowings at December 31, 2025 and 2024.

In December 2023, ProQR received a waiver to postpone repayment for the remaining balance of the Innovation credit including accrued interest. As a result, the repayment of the total loan of € 4,292,000, including accrued interest, could be waived if conditions are met, subject to annual review. In December 2025, the waiver for the principal and interest was again extended until December 31, 2026.

The amounts receivable relating to development & regulatory milestone payments under the Amended and Restated Asset Purchase Agreement with Laboratoires Théa S.A.S. (“Théa”) are subject to a right of pledge for the benefit of the RVO.

Convertible loans: Pontifax and Kreos

In July 2020, the Company entered into a convertible debt financing agreement with Pontifax Medison Debt Financing (“Pontifax”). Under the agreement, the Company had access to up to $ 30.0 million in convertible debt financing in three tranches of $ 10.0 million each that would mature over a 54-month period and had an interest-only period of 24 months. One tranche of $ 10.0 million (€ 8.4 million) was drawn down over the course of the agreement.

A second close of the convertible debt financing agreement was completed in August 2020 with Kreos Capital (“Kreos”). Under the second agreement, the Company had access to up to € 15.0 million in convertible debt financing in three tranches of € 5.0 million each that would mature over a 54-month period and had an interest-only period of 24 months. One tranche of € 5.0 million was drawn down over the course of the agreement.

In connection with the loan agreement, the Company issued to Pontifax and Kreos warrants to purchase up to an aggregate of 302,676 shares of its common stock at a fixed exercise price. The warrants as part of this original loan agreement expired during 2025 and have been derecognized.

In December 2021, the Company amended its convertible debt financing agreement with the lenders. Under the amended agreement the Company drew down an additional $ 30.0 million (€ 26.5 million) that would mature over a 54-month period and had an interest-only period of 33 months. The amendment replaced the two undrawn tranches under the original convertible debt financing agreements.

In connection with the amended loan agreement, the Company issued to the lenders warrants to purchase up to an aggregate of 376,952 shares of its common stock at a fixed exercise price.

The convertible loans from Pontifax and Kreos bore an interest of 8.2% per annum.

In September 2022, ProQR extinguished its debt with Pontifax and Kreos by repaying all outstanding principal amounts. In addition, an early repayment penalty was incurred. The financial liability relating to Pontifax’ conversion options was derecognized from derivative financial instruments. The option premium on convertible loans relating to Kreos’ conversion options was derecognized from equity at that time.

Pontifax’ and Kreos’ warrants as part of the amended loan agreement, remain in place until their five-year economic life expires. These warrants are accounted for as embedded derivatives and were recognized separately from the host contract as derivative financial liabilities at FVTPL.

Convertible loans: Amylon Therapeutics B.V.

Convertible loans amounting to € 2.3 million were issued to Amylon Therapeutics B.V. (“Amylon”) in 2018 and 2019 and were interest-bearing at an average rate of 8% per annum. In 2022 and 2023, Amylon entered into waiver agreements with its lenders. Such lenders’ loan agreements with Amylon are severed and any claims to repayment of any outstanding debt and accumulated interest are renounced. The total amount of convertible loans and accumulated interest waived under these agreements in 2023 is € 1,866,000 (2022: € 1,144,000). The resulting gains are recognized as a gain on derecognition of financial liabilities.

In the third quarter of 2023, Amylon was legally dissolved. The effect of the resulting derecognition of Amylon’s remaining assets and liabilities is included in profit and loss as ‘result on derecognition of subsidiary’ amounting to € 1,866,000 in 2023.

Reconciliation of movements of liabilities to cash flows arising from financing activities

	Innovation	Lease
	credit	liability

	(€ in thousands)
Balance at January 1, 2024	4,292	15,442
Changes from financing cash flows
Repayments	—	(1,582)
The effect of changes in foreign exchange rates	—	—
Other changes
Interest expense	290	—
Effect of lease amendments	—	(1,226)

Balance at January 1, 2025	4,582	12,634
Changes from financing cash flows
Repayments	—	(1,905)
The effect of changes in foreign exchange rates	—	—
Other changes
Interest expense	290	—
Effect of lease amendments	—	363

Balance at December 31, 2025	4,872	11,092